Exhibit 99.1

Contacts: Paul Arling (UEI) 714.918.9500
Becky Herrick (IR Agency) 415.433.3777

UNIVERSAL ELECTRONICS REPORTS
FOURTH QUARTER AND YEAR-END 2016 FINANCIAL RESULTS
SANTA ANA, CA – February 16, 2017 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three and twelve months ended December 31, 2016.
“Over the past 30 years, UEI has established itself as the supplier of choice to the world’s leading names in home entertainment worldwide,” Paul Arling, UEI's Chairman and CEO, stated, “We are in the early stages of a major evolution in our industry that presents a significant long-term opportunity for us. Our subscription broadcasting and OEM customers are introducing next-generation home entertainment platforms around the world that converge home entertainment devices with intelligent home sensing solutions. Our intelligent sensing technologies combine with our home entertainment control innovations to provide customers a more complete smart home solution that enables their consumers to connect and control virtually any device in the home. We believe we are better positioned than ever to expand our share of this growing market.”
Financial Results for the Three Months Ended December 31: 2016 Compared to 2015

•	GAAP net sales were $160.5 million, compared to $162.1 million; Adjusted Non-GAAP net sales were $160.1 million, compared to $162.1 million.

•	GAAP gross margins were 25.7%, compared to 28.5%; Adjusted Non-GAAP gross margins were 26.9%, compared to 28.8%.

•	GAAP operating income was $6.3 million, compared to $10.4 million; Adjusted Non-GAAP operating income was $13.9 million, compared to $15.2 million.

•
GAAP net income was $3.2 million, or $0.22 per diluted share, compared to $9.3 million or $0.64 per diluted share; Adjusted Non-GAAP net income was $10.4 million, or $0.70 per diluted share, compared to $13.4 million, or $0.91 per diluted share.

•	At December 31, 2016, cash and cash equivalents were $50.6 million.
Financial Results for the Twelve Months Ended December 31: 2016 Compared to 2015

•	GAAP net sales were $651.4 million, compared to $602.8 million; Adjusted Non-GAAP net sales were $654.1 million, compared to $602.8 million.

•	GAAP gross margins were 25.2%, compared to 27.7%; Adjusted Non-GAAP gross margins were 26.2%, compared to 27.9%.

•	GAAP operating income was $25.4 million, compared to $35.9 million; Adjusted Non-GAAP operating income was $53.5 million, compared to $55.0 million.

•
GAAP net income was $20.4 million, or $1.38 per diluted share, compared to $29.2 million or $1.88 per diluted share; Adjusted Non-GAAP net income was $42.9 million, or $2.91 per diluted share, compared to $43.3 million, or $2.79 per diluted share.

Bryan Hackworth, UEI’s CFO, stated: “Overall, we are pleased with our fourth quarter results, as both the top and bottom lines were within the guided range. In addition, our fourth quarter gross margin rate of 26.9% represents the highest rate of the year and was achieved primarily through productivity gains as we continue to transfer production from our southern China factory to our northern China factory, and as we begin to ramp up production for new advanced product roll outs.”

Financial Outlook
For the first quarter of 2017, the company expects GAAP net sales to range between $154.0 million and $162.0 million, compared to $150.7 million in the first quarter of 2016. GAAP loss per diluted share for the first quarter of 2017 is expected to range from $0.16 to $0.06, compared to GAAP earnings per diluted share of $0.19 in the first quarter of 2016. In the first quarter of 2017, the company expects to record between $6 million and $7 million of severance payments associated with the closure of its southern China factory. As previously disclosed in a press release dated September 30, 2016, UEI entered into a definitive agreement to sell its southern China factory for RMB 320 million. The closing of the sale will be subject to customary due diligence and regulatory approval by the local commerce authority, which is expected to be completed in the first quarter of 2018.

For the first quarter of 2017, the company expects Adjusted Non-GAAP net sales to range between $155 million and $163 million, compared to $151.5 million in the first quarter of 2016. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.57 to $0.67, compared to Adjusted Non-GAAP earnings per diluted share of $0.50 in the first quarter of 2016. The first quarter Adjusted Non-GAAP earnings per diluted share estimate excludes $0.73 per share related to stock-based compensation, amortization of acquired intangibles, factory inefficiencies at an underutilized factory, severance related to the consolidation of manufacturing facilities, changes in contingent consideration relating to the acquisition of Ecolink Intelligent Technology, Inc. and the related tax impact of these adjustments.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, February 16, 2017 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its fourth quarter and the full year 2016 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414 and for international calls dial 315-625-3071 approximately 10 minutes prior to the start of the conference. The conference ID is 64574250. The conference call will also be broadcast live over the Internet and available for replay for one year at www.uei.com. In addition, a replay of the call will be available via telephone for two business days, beginning two hours after the call. To listen to the replay, in the U.S., please dial 855-859-2056 and internationally, 404-537-3406. Enter access code 64574250.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI, for budget planning purposes, and for making operational and financial decisions and believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends.  Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding stock-based compensation expense, cost of goods sold and depreciation expense related to the increase in inventories and fixed assets from cost to fair market value resulting from acquisitions, and excess manufacturing overhead. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding amortization of intangibles acquired, stock-based compensation expense, employee related restructuring costs, litigation settlement costs, and acquisition related costs and changes in contingent consideration related to the acquisition of the net assets of Ecolink Intelligent Technology, Inc. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items and the related tax effects as well as adjustments to certain deferred tax assets resulting from tax incentives and tax law changes at one of our China factories and a deferred tax valuation allowance adjustment related to the pending sale of our Guangzhou factory. Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc. is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. is the worldwide leader in universal control and sensing technologies for the smart home. For more information, please visit www.uei.com/about.

Note on Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K and the periodic reports filed thereafter. Risks that could affect forward-looking statements in this press release include changes in market conditions; the continued adoption of our advanced control technologies by our customers as anticipated by management, the convergence of smart home devices and technologies as anticipated by management, the introduction and acceptance of next-generation home entertainment platforms as expected by management, the pace of the economy; competitive conditions in the industries we serve, including the smart home and residential and commercial security industries; and relationships with our customers and our ability to attract new customers, our ability to successfully and profitably transition our manufacturing operations, and our continued ability to maintain and/or improve our margins and cost effective operations. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of February 16, 2017. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	December 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$50,611	$52,966
Restricted cash	4,623	4,623
Accounts receivable, net	124,592	121,801
Inventories, net	129,879	122,366
Prepaid expenses and other current assets	7,439	6,217
Income tax receivable	1,054	55
Deferred income taxes	5,960	7,296
Total current assets	324,158	315,324
Property, plant, and equipment, net	105,351	90,015
Goodwill	43,052	43,116
Intangible assets, net	28,549	32,926
Deferred income taxes	9,643	8,474
Long-term restricted cash	4,600	—
Other assets	4,896	5,365
Total assets	$520,249	$495,220
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$97,157	$93,843
Line of credit	49,987	50,000
Accrued compensation	35,580	37,452
Accrued sales discounts, rebates and royalties	8,358	7,618
Accrued income taxes	375	4,745
Other accrued expenses	24,410	21,466
Total current liabilities	215,867	215,124
Long-term liabilities:
Long-term contingent consideration	10,500	11,751
Deferred income taxes	7,060	7,891
Income tax payable	791	629
Other long-term liabilities	6,308	1,917
Total liabilities	240,526	237,312
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 23,575,340 and 23,176,277 shares issued on December 31, 2016 and 2015, respectively	236	232
Paid-in capital	249,694	228,269
Treasury stock, at cost, 9,022,587 and 8,824,768 shares on December 31, 2016 and 2015, respectively	(222,980)	(210,333)
Accumulated other comprehensive income (loss)	(22,821)	(15,799)
Retained earnings	275,594	255,240
Universal Electronics Inc. stockholders' equity	279,723	257,609
Noncontrolling interest	—	299
Total stockholders’ equity	279,723	257,908
Total liabilities and stockholders’ equity	$520,249	$495,220

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Net sales	$160,542	$162,110	$651,371	$602,833
Cost of sales	119,306	115,859	487,247	436,084
Gross profit	41,236	46,251	164,124	166,749
Research and development expenses	4,558	5,477	19,850	18,141
Selling, general and administrative expenses	30,412	30,391	118,877	112,689
Operating income	6,266	10,383	25,397	35,919
Interest income (expense), net	(296)	(135)	(1,049)	63
Other income (expense), net	(886)	265	840	(7)
Income before provision for income taxes	5,084	10,513	25,188	35,975
Provision for income taxes	1,848	1,178	4,804	6,802
Net income	3,236	9,335	20,384	29,173
Net income (loss) attributable to noncontrolling interest	—	(4)	30	(1)
Net income attributable to Universal Electronics Inc.	$3,236	$9,339	$20,354	$29,174

Earnings per share attributable to Universal Electronics Inc.:
Basic	$0.22	$0.65	$1.41	$1.91
Diluted	$0.22	$0.64	$1.38	$1.88
Shares used in computing earnings per share:
Basic	14,535	14,404	14,465	15,248
Diluted	14,833	14,682	14,764	15,542

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year Ended December 31,
	2016	2015
Cash provided by (used for) operating activities:
Net income	$20,384	$29,173
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	26,967	20,452
Provision for doubtful accounts	183	299
Provision for inventory write-downs	3,806	3,382
Deferred income taxes	(850)	(5,348)
Tax benefit from exercise of stock options and vested restricted stock	1,220	3,069
Excess tax benefit from stock-based compensation	(2,412)	(2,619)
Shares issued for employee benefit plan	913	868
Employee and director stock-based compensation	10,324	7,913
Performance-based common stock warrants	2,728	—
Changes in operating assets and liabilities:
Restricted cash	—	(4,623)
Accounts receivable	(3,882)	(29,407)
Inventories	(14,800)	(31,877)
Prepaid expenses and other assets	(772)	774
Accounts payable and accrued expenses	10,451	33,309
Accrued income taxes	(5,159)	729
Net cash provided by (used for) operating activities	49,101	26,094
Cash used for investing activities:
Acquisition of property, plant, and equipment	(40,651)	(32,989)
Acquisition of intangible assets	(1,912)	(2,395)
Increase in restricted cash	(4,797)	—
Deposit received toward sale of Guangzhou factory	4,797	—
Deconsolidation of Encore Controls LLC	48	—
Acquisition of net assets of Ecolink Intelligent Technology, Inc., net of cash acquired	—	(12,265)
Net cash used for investing activities	(42,515)	(47,649)
Cash provided by (used for) financing activities:
Borrowings under line of credit	147,974	84,500
Repayments on line of credit	(147,987)	(34,500)
Proceeds from stock options exercised	6,244	1,712
Treasury stock purchased	(12,647)	(89,395)
Distribution to noncontrolling interest	—	(78)
Excess tax benefit from stock-based compensation	2,412	2,619
Net cash provided by (used for) financing activities	(4,004)	(35,142)
Effect of exchange rate changes on cash	(4,937)	(2,858)
Net increase (decrease) in cash and cash equivalents	(2,355)	(59,555)
Cash and cash equivalents at beginning of year	52,966	112,521
Cash and cash equivalents at end of period	$50,611	$52,966

Supplemental cash flow information:
Income taxes paid	$9,891	$7,793
Interest paid	$1,208	$255

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Net sales:
Net sales - GAAP	$160,542	$162,110	$651,371	$602,833
Stock-based compensation for performance-based warrants	(491)	—	2,728	—
Adjusted Non-GAAP net sales	$160,051	$162,110	$654,099	$602,833

Cost of sales:
Cost of sales - GAAP	$119,306	$115,859	$487,247	$436,084
Depreciation of acquired fixed assets (1)	(265)	(253)	(1,042)	(976)
Fair value adjustments to acquired inventories (2)	—	(115)	(115)	(166)
Stock-based compensation expense	(14)	(10)	(57)	(39)
Excess manufacturing overhead (3)	(1,951)	—	(3,213)	—
Adjusted Non-GAAP cost of sales	117,076	115,481	482,820	434,903
Adjusted Non-GAAP gross profit	$42,975	$46,629	$171,279	$167,930

Gross margin:
Gross margin - GAAP	25.7%	28.5%	25.2%	27.7%
Stock-based compensation for performance-based warrants	(0.2)%	—%	0.3%	—%
Depreciation of acquired fixed assets (1)	0.2%	0.2%	0.2%	0.2%
Fair value adjustments to acquired inventories (2)	—%	0.1%	0.0%	0.0%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Excess manufacturing overhead (3)	1.2%	—%	0.5%	—%
Adjusted Non-GAAP gross margin	26.9%	28.8%	26.2%	27.9%

Operating expenses:
Operating expenses - GAAP	$34,970	$35,868	$138,727	$130,830
Amortization of acquired intangible assets	(1,268)	(1,227)	(4,977)	(3,620)
Stock-based compensation expense	(2,672)	(1,980)	(10,267)	(7,874)
Employee related restructuring costs	(3,052)	(657)	(4,977)	(1,023)
Litigation settlement costs	—	(12)	(2,000)	(4,639)
Acquisition related costs	—	(49)	—	(228)
Change in contingent consideration	1,100	(551)	1,251	(551)
Adjusted Non-GAAP operating expenses	$29,078	$31,392	$117,757	$112,895

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Operating income:
Operating income - GAAP	$6,266	$10,383	$25,397	$35,919
Stock-based compensation for performance-based warrants	(491)	—	2,728	—
Depreciation of acquired fixed assets (1)	265	253	1,042	976
Fair value adjustments to acquired inventories (2)	—	115	115	166
Excess manufacturing overhead (3)	1,951	—	3,213	—
Amortization of acquired intangible assets	1,268	1,227	4,977	3,620
Stock-based compensation expense	2,686	1,990	10,324	7,913
Employee related restructuring costs	3,052	657	4,977	1,023
Litigation settlement costs	—	12	2,000	4,639
Acquisition related costs	—	49	—	228
Change in contingent consideration	(1,100)	551	(1,251)	551
Adjusted Non-GAAP operating income	$13,897	$15,237	$53,522	$55,035

Adjusted Non-GAAP operating income as a percentage of net sales	8.7%	9.4%	8.2%	9.1%

Net income attributable to Universal Electronics Inc.:
Net income attributable to Universal Electronics Inc. - GAAP	$3,236	$9,339	$20,354	$29,174
Stock-based compensation for performance-based warrants	(491)	—	2,728	—
Depreciation of acquired fixed assets (1)	265	253	1,042	976
Fair value adjustments to acquired inventories (2)	—	115	115	166
Excess manufacturing overhead (3)	1,951	—	3,213	—
Amortization of acquired intangible assets	1,268	1,227	4,977	3,620
Stock-based compensation expense	2,686	1,990	10,324	7,913
Employee related restructuring costs	3,052	657	4,977	1,023
Litigation settlement costs	—	12	2,000	4,639
Acquisition related costs	—	49	—	228
Change in contingent consideration	(1,100)	551	(1,251)	551
Income tax provision on pro forma adjustments	(1,325)	(1,471)	(7,130)	(5,598)
Other income tax adjustments (4)	886	649	1,577	649
Adjustments attributable to noncontrolling interest	—	—	(11)	—
Adjusted Non-GAAP net income attributable to Universal Electronics Inc.	$10,428	$13,371	$42,915	$43,341

Diluted earnings per share attributable to Universal Electronics Inc.:
Diluted earnings per share attributable to Universal Electronics Inc. - GAAP	$0.22	$0.64	$1.38	$1.88
Total adjustments	$0.48	$0.27	$1.53	$0.91
Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc.	$0.70	$0.91	$2.91	$2.79

(1)	Depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.

(2)	Effect of fair value adjustments to inventories acquired as a part of the Ecolink Intelligent Technology, Inc. business combination and sold through during the period.

(3)	Excess manufacturing overhead incurred resulting from the transition of manufacturing activities from our Guangzhou factory to our other three China factories.

(4)
The three and twelve months ended December 31, 2016 include a $0.9 million deferred tax valuation allowance adjustment related to the pending sale of our Guangzhou factory. Additionally, the twelve months ended December 31, 2016 includes a $0.7 million deferred tax adjustment resulting from a lower statutory tax rate due to tax incentives at one of our China factories. The three and twelve months ended December 31, 2015 reflect the effect of a write-off of acquisition-related deferred tax assets resulting from a tax law change in China.

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